UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 20, 2019

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 20, 2019, Scott P. Scharfman resigned as a director of School Specialty, Inc. (the “Company”).    Mr.  Scharfman’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective September 24, 2019, the Board of Directors (the “Board”) of the Company appointed Eric Yanagi to the Board.  In connection with his appointment to the Board, Mr. Yanagi was also appointed to Governance/Nominating Committee and Compensation Committee of the Board.  Mr. Yanagi is a Managing Director of Mill Road Capital Management LLC, an investment firm focused on investments in small, publicly traded companies, where he has worked since 2008. From 2006 to 2008, Mr. Yanagi was an investment professional at Nautic Partners, a middle-market private equity firm focused on business services, healthcare, manufacturing and media & communications. Mr. Yanagi was an investment banker in the Mergers & Acquisitions Group at Credit Suisse from 2004 to 2006.   Mr. Yanagi earned an A.B. (cum laude) in Economics from Princeton University and an M.B.A. (with Honors) from the Haas School of Business at the University of California, Berkeley.

Mr. Yanagi’s experience in operating roles, principal investing, public and private boards of directors, and various capital markets provide valuable experience and perspective to the Board.

As a non-employee director of the Company, Mr. Yanagi will be paid an annual cash retainer equal to $75,000, to be paid in four equal quarterly installments.  On September 24, 2019, Mr. Yanagi also received a grant of 3,870 restricted stock units (“RSUs”), which will become 100% vested on September 24, 2020.  When they vest, the RSUs will be settled in shares of common stock on a one-for-one basis.

There were no arrangements or understandings between Mr. Yanagi and any other person pursuant to which he was selected as a director.  Mr. Yanagi does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: September 26, 2019	By:/s/ Kevin L. Baehler
Kevin L. Baehler Executive Vice President and Chief Financial Officer